UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

MAUI LAND & PINEAPPLE COMPANY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-06510	99-0107542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
500 Office Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MLP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 21, 2025, Maui Land & Pineapple Company, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The number of shares of the Company’s common stock that were outstanding as of March 27, 2025, which was the record date for the Annual Meeting, was 19,742,784. The results of the voting at the Annual Meeting were as follows:

Proposal 1: Election of Directors

The stockholders elected the seven director nominees named below to serve for a one-year term to expire at the 2026 annual meeting of stockholders or until their successors are elected and qualified. The following sets forth the voting results with respect to each director nominee:

Name of Nominee	Shares Voted for	Shares Withheld	Broker Non-Votes
Glyn Aeppel	13,313,145	1,162,960	0
Stephen M. Case	13,960,222	515,883	0
A. Catherine Ngo	13,238,487	1,237,618	0
Ken Ota	13,310,113	1,165,992	0
John Sabin	14,340,040	136,065	0
R. Scot Sellers	14,442,761	33,344	0
Anthony P. Takitani	13,240,833	1,235,272	0

Proposal 2: Advisory Vote on Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. The following sets forth the voting results with respect to this proposal:

Shares voted for	13,553,101
Shares voted against	912,932
Shares abstained	10,072
Broker non-votes	0

Proposal 3: Frequency of Advisory Vote on Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers. The following sets forth the voting results with respect to this proposal:

1 Year	13,962,056
2 Years	25,557
3 Years	275,200
Abstain	213,292
Broker non-votes	0

In light of these results, the Company’s board of directors has determined to hold future non-binding advisory votes to approve the compensation paid to its named executive officers annually until the next advisory vote on the frequency of stockholder votes on the compensation of executives.

Proposal 4: Amendment to Equity Incentive Plan

The stockholders approved the amendment to the Maui Land & Pineapple Company, Inc. 2017 Equity and Incentive Award Plan to increase the total number of shares reserved for issuance by 800,000 shares. The following sets forth the voting results with respect to this proposal:

For	13,865,843
Against	600,625
Abstain	9,637
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: May 22, 2025	By:	/s/ Wade K. Kodama
Wade K. Kodama
Chief Financial Officer